UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM
8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 16, 2023

AMERICAN AIRLINES GROUP INC.
AMERICAN AIRLINES, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-8400	75-1825172
Delaware	1-2691	13-1502798
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Skyview Drive, Fort Worth, Texas	76155
1 Skyview Drive, Fort Worth, Texas	76155
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code:
(682)
278-9000
(682)
278-9000

Check the appropriate box below if the Form
8-K
filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	AAL	The Nasdaq Global Select Market
Preferred Stock Purchase Rights	—	(1)

(1)	Attached to the Common Stock
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule
12b-2
of the Securities Exchange Act of 1934.
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 7.01.	REGULATION FD DISCLOSURE.
As previously reported, American Airlines, Inc. (“American”) entered into an indenture (the “Indenture”), dated as of June 30, 2020, by and among American, American Airlines Group Inc. and Wilmington Trust, National Association, as trustee (the “Trustee”), relating to American’s 11.75% Senior Secured Notes due 2025 (the “Notes”), of which $1,961 million in principal amount was outstanding as of September 30, 2023. Pursuant to the Indenture, American is required to deliver to the Trustee periodic appraisals with respect to the appraised value of the first lien collateral for the Notes, which first lien collateral consists of certain assets, rights and properties that American uses to provide non-stop
scheduled air carrier services between (a) certain airports in the United States and (b) certain airports in Australia, Canada, the Caribbean, Central America, China, Hong Kong, Japan, Mexico, South Korea, and Switzerland (collectively, the “First Lien Collateral”). In addition, pursuant to the Indenture, American is required to deliver to the Trustee periodic appraisals with respect to the appraised value of the second lien collateral for the Notes, which second lien collateral consists of certain assets, rights and properties that American uses to provide non-stop
scheduled air carrier services between (a) certain airports in the United States and (b) certain airports in the European Union and the United Kingdom (collectively, the “Second Lien Collateral”).
American has delivered to the Trustee appraisals, each dated November 1, 2023, with respect to the First Lien Collateral and the Second Lien Collateral. Using a discount rate of 11.5% and a perpetuity growth rate of 1.5%, the aggregate appraised value of the First Lien Collateral reflected in the appraisals is $8.098 billion, and the aggregate appraised value of the Second Lien Collateral reflected in the appraisals is $7.209 billion.
The appraisals are subject to a number of significant assumptions, limitations and risks, and were prepared based on certain specified methodologies described therein, including a discounted net present value calculation to projected annual cash flows of certain of American’s scheduled services. The appraisals may not accurately reflect the fair market or realizable value of the First Lien Collateral or the Second Lien Collateral. An appraisal that is subject to different assumptions, limitations and risks, and/or that is based on other methodologies, may result in valuations that are materially different from those contained in the appraisals summarized above.
The information in this Item 7.01 is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section and shall not be deemed incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

ITEM 8.01.	OTHER EVENTS.
On November 16, 2023, American issued a press release announcing its intention to commence a private offering of $750 million aggregate principal amount of senior secured notes due 2029 (the “Senior Secured Notes Offering”) and to enter into a new senior secured credit facility to borrow up to $750 million in aggregate principal amount of term loans (the “Term Loan”). A copy of American’s press release with respect to the Senior Secured Notes Offering and the Term Loan is filed as Exhibit 99.1 to this Current Report on Form
8-K
and is incorporated herein by reference.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.
(d) Exhibits.

Exhibit No.	Description

99.1	Senior Secured Notes Offering and Term Loan Press Release, dated November 16, 2023.

104.1	Cover page interactive data file (embedded within the Inline XBRL document).
Cautionary Statement Regarding Forward-Looking Statements
Certain of the statements contained in this report should be considered forward-looking statements within the meaning of the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. These forward-looking statements may be identified by words such as “may,” “will,” “expect,” “intend,” “anticipate,” “believe,” “estimate,” “plan,” “project,” “could,” “should,” “would,” “continue,” “seek,” “target,” “guidance,” “outlook,” “if current trends continue,” “optimistic,” “forecast” and other similar words. Such statements include, but are not limited to, statements about the Company’s plans, objectives, expectations, intentions, estimates and strategies for the future, and other statements that are not historical facts. These forward-looking statements are based on the Company’s current objectives, beliefs and expectations, and they are subject to significant risks and uncertainties that may cause actual results and financial position and timing of certain events to differ materially from the information in the forward-looking statements. These risks and uncertainties include, but are not limited to, those set forth herein as well as in the Company’s Quarterly Report on Form
10-Q
for the quarter ended September 30, 2023 (especially in Part I, Item 2. Management’s Discussion and Analysis of Financial Condition and Results of Operations and Part II, Item 1A. Risk Factors), and other risks and uncertainties listed from time to time in the Company’s other filings with the Securities and Exchange Commission. Additionally, there may be other factors of which the Company is not currently aware that may affect matters discussed in the forward-looking statements and may also cause actual results to differ materially from those discussed. The Company does not assume any obligation to publicly update or supplement any forward-looking statement to reflect actual results, changes in assumptions or changes in other factors affecting these forward-looking statements other than as required by law. Any forward-looking statements speak only as of the date hereof or as of the dates indicated in the statement.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, American Airlines Group Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN AIRLINES GROUP INC.

Date: November 16, 2023	By:	/s/ Devon E. May
Devon E. May
Executive Vice President and Chief Financial Officer
Pursuant to the requirements of the Securities Exchange Act of 1934, American Airlines, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN AIRLINES, INC.

Date: November 16, 2023	By:	/s/ Devon E. May
Devon E. May
Executive Vice President and Chief Financial Officer